Exhibit 10.4

THIRD AMENDMENT TO AMENDED AND RESTATED

SECURITY AND PLEDGE AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT (this “Amendment”) is effective as of September 4, 2014, by and among OMEGA PROTEIN CORPORATION, a Nevada corporation (the “Parent”), and OMEGA PROTEIN, INC., a Virginia corporation (collectively with the Parent, the “Borrowers”), together with the other parties identified as “Obligors” on the signature page hereto and such other parties that may become Obligors hereunder after the date hereof (together with the Borrowers, individually an “Obligor”, and collectively the “Obligors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined below).

R E C I T A L S:

A.     Pursuant to that certain Amended and Restated Loan Agreement (as heretofore or hereafter amended, modified, restated or supplemented from time to time, the “Loan Agreement”) dated as of March 21, 2012, by and among Administrative Agent, Lenders, and Borrowers, Lenders made certain Loans to Borrowers.

B.     One hundred percent (100%) of the outstanding Equity Interests of Bioriginal Food & Science Corp., a Saskatchewan corporation, Entity No. 101228896 (“Bioriginal”) have been acquired by 101264205 Saskatchewan Ltd., a Saskatchewan corporation, Entity No. 101264205, a wholly-owned Subsidiary of Parent (“Bioriginal Acquireco”), pursuant to the Acquisition as defined in that certain Third Amendment to Amended and Restated Loan Agreement (the “Third Amendment”) of even date herewith.

C.     Immediately following the Acquisition, Bioriginal and Bioriginal Acquireco have been amalgamated, with 101264205 Saskatchewan Ltd. being the surviving corporation, under the name Bioriginal Food & Science Corp. (“Bioriginal Omega” and, together with Bioriginal Acquireco, collectively, the “Amalgamation Parties”).

D.     Pursuant to the Third Amendment, Parent is to grant a first priority Lien on 65% of the Equity Interests in the Acquisition Parties to Administrative Agent for the benefit of the Secured Parties pursuant to that certain Amended and Restated Security and Pledge Agreement (as heretofore or hereafter amended, modified, restated or supplemented from time to time, the “Security Agreement”) dated March 21, 2012, executed by each of the Obligors party thereto, as debtors, in favor of Administrative Agent for benefit of the Secured Parties, as secured parties.

NOW THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       Definitions.

(a)     The terms “Acquisition,” “Administrative Agent,” “Amalgamation,” “Amalgamation Parties,” “Amendment,” “Bioriginal,” “Bioriginal Acquireco,” “Bioriginal Omega,” “Borrowers,” “Loan Agreement,” “Parent,” “Security Agreement” and “Third Amendment” shall have the meanings set forth hereinabove.

(b)     All capitalized terms used but not defined herein shall have the same meaning as set forth in the Security Agreement; specifically, and without limitation, the following terms are defined in the Security Agreement: “Collateral.”

(c)     All capitalized terms used but not defined herein and not defined in the Security Agreement shall have the same meaning as set forth in the Loan Agreement; specifically, and without limitation, the following terms are defined in the Loan Agreement: “Equity Interests,” “Excluded Property,” “Governmental Authority,” “Lenders,” “Lien,” “Loans,” “Loan Documents,” “Obligor(s),” “Secured Obligations,” “Secured Parties,” and “Subsidiaries.”

2.       Grant of Security Interest.

(a)     Parent, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing Lien on, and a right of set off against, any and all right, title and interest of Parent in and to (i) 65% of all of the Equity Interests in the Amalgamation Parties in which it has any rights, including without limitation that listed on the attached Schedule; provided, that upon completion of the Amalgamation, the pledge of Equity Interests in Bioriginal Omega will replace the pledge of Equity Interests in Bioriginal Acquireco, and (ii) Intercompany Promissory Note dated September 5, 2014 in the amount of $28,500,000.00 executed by 101264205 Saskatchewan Ltd. and payable to the order of Omega Protein Corporation.

(b)     Obligors hereby replace Schedule 1(b) to the Security Agreement with Schedule    1(b) attached hereto. The Equity Interests described in Schedule 1(b) are not Excluded Property.

(c)     Obligors hereby replace Schedule 3(g) to the Security Agreement with Schedule    3(g) attached hereto. The Instruments described in Schedule 3(g) are not Excluded Property.

3.       Amendment to Remedies. The Security Agreement, Section 7(a), is hereby amended by adding to the sentence that begins “Each Obligor acknowledges that any such private sale …” the following language: “or any other law, rule or regulation enacted or adopted by any Governmental Authority”.

4.       Representations, Warranties and Covenants. The representations, warranties and covenants of the Obligors contained in the Security Agreement are hereby again made and confirmed by each Obligor to Administrative Agent and are in full force and effect as of the date hereof.

5.       Limitations. It is understood and agreed that nothing contained herein shall in any manner or way release, affect or impair: (a) the existence of the Secured Obligations or the Liens created by the Loan Documents, (b) the enforceability of the Liens created by, and the rights and remedies of Administrative Agent under the Loan Documents, or (c) the liability of Borrowers or any other Loan Party under the Loan Agreement or any other Loan Document.

Third Amendment to Amended and

Restated Security and Pledge Agreement

6.       Continuance of Notes and Loan Documents. Except as expressly modified by the terms and provisions of this Amendment: (i) each and every one of the terms and provisions of the Loan Agreement, the Security Agreement and the other Loan Documents are hereby confirmed and ratified as in full force and effect, and (ii) all rights, remedies, titles, Liens, and equities evidenced by the Loan Agreement, the Security Agreement and the other Loan Documents, are hereby acknowledged by each Obligor to be valid and subsisting and are hereby recognized, renewed, extended, modified and continued in full force and effect to secure the payment of the Secured Obligations.

7.       LAW. THIS AMENDMENT SHALL BE CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO MATTERS OF CONFLICTS OF LAWS.

8.       Successors in Interest. This Amendment shall be binding upon each Obligor that is a party to this Amendment, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties under the Security Agreement, as amended by this Amendment, to the benefit of the Administrative Agent and the Secured Parties, and their respective successors and permitted assigns.

9.       Counterparts. This Amendment may be executed in several counterparts, each copy of which shall serve as an original for all purposes, but all copies shall constitute but one and the same agreement.

10.     Gender. Wherever the context shall solely require, all words herein in the male gender shall be deemed to include the female or neuter gender, all singular words shall include the plural and all plural words shall include the singular.

11.     Exhibits; Schedules. All exhibits and schedules hereto are fully incorporated herein by this reference for all purposes as though fully set out herein.

12.     Recitals. The recitals contained in this Amendment are true and correct.

13.     Modifications. This Amendment cannot be changed or terminated except by an instrument in writing signed by the party against whom the enforcement of any change or termination is sought. THIS WRITTEN AGREEMENT AND THE OTHER AGREEMENTS CONTEMPLATED BY THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

Third Amendment to Amended and

Restated Security and Pledge Agreement

EXECUTED, to be effective as of the date set forth in the opening paragraph hereof.

OBLIGORS:

OMEGA PROTEIN CORPORATION By:___/s/ Andrew Johannesen_ ________ Andrew Johannesen Executive Vice President and Chief Financial Officer	OMEGA PROTEIN, INC. By:__ /s/ Andrew Johannesen__________ Andrew Johannesen Vice President

PROTEIN FINANCE COMPANY By:___ /s/ Andrew Johannesen___ _____ Andrew Johannesen Vice President	OMEGA SHIPYARD, INC. By:___ /s/ Andrew Johannesen__________ Andrew Johannesen Vice President

PROTEIN INDUSTRIES, INC. By:___ /s/ Andrew Johannesen__________ Andrew Johannesen Vice President	CYVEX NUTRITION, INC. By:___ /s/ Andrew Johannesen __________ Andrew Johannesen Vice President

INCON PROCESSING, L.L.C. By:___ /s/ Andrew Johannesen__________ Andrew Johannesen Vice President	WISCONSIN SPECIALTY PROTEIN, LLC By:___ /s/ Andrew Johannesen___________ Andrew Johannesen Vice President

Signature Page 1 to Third Amendment to Amended

and Restated Security and Pledge Agreement

ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent

By:	/s/ Geri E. Landa
Geri E. Landa
Senior Vice President

Signature Page 2 to Third Amendment to Amended

and Restated Security and Pledge Agreement